UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Ameresco, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐    Fee paid previously with preliminary materials
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMERESCO
Green • Clean • Sustainable

AMERESCO, INC. (AMRC)
111 SPEEN STREET
SUITE 410
FRAMINGHAM, MA 01701
ATTN: NINA ANDERSSON-WILLARD

# Your **Vote** Counts!

**AMERESCO, INC. (AMRC)**

2023 Annual Meeting

Vote by June 12, 2023

11:59 PM ET

## You invested in AMERESCO, INC. (AMRC) and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 13, 2023.**

## Get informed before you vote

View the 2023 Notice & Proxy Statement, 2022 Annual Report with Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

June 13, 2023
10:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/AMRC2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | For the election of three (3) directors to the Ameresco, Inc. Board of Directors for a three-year term or until their successors are elected and qualified.<br>**Nominees:**<br>01) Claire Hughes Johnson 02) Frank V. Wisneski 03) Charles R. Patton | For |
| 2. | The ratification of the selection by the Audit Committee of RSM US LLP as Ameresco's independent registered public accounting firm for the year ending December 31, 2023. | For |
| 3. | The approval of a non-binding, advisory resolution approving the compensation of our named executive officers as described in the Ameresco, Inc. Proxy Statement. | For |
| 4. | The approval on a non-binding, advisory basis of the frequency (every one, two or three years) of future non-biding, advisory votes of stockholders on the compensation of our named executive offices. | 3 Years |

**NOTE:** In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.